UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 4, 2007

ACCELLENT INC.
(Exact name of registrant as specified in its charter)

Maryland	333-130470	84-1507827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Fordham Road Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

(978) 570-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On September 4, 2007, Accellent Inc. (the “Company”) announced the appointment of Jeremy A. Friedman, age 54, as Chief Financial Officer, Executive Vice President and Treasurer of the Company.  Mr. Friedman will also serve as the Secretary of the Company.  Mr. Friedman has held several executive positions at Flextronics International Ltd., including Senior Vice President – Business Development from December 2006 to August 2007, Senior Vice President of Finance and Global Supply Chain – Components from January 2006 to December 2006, Chief Operating Officer – Flextronics Network Services from January 2004 to January 2006 and Vice President – Global Internal Audit from September 2002 to January 2004.  Mr. Friedman holds a Bachelor of Arts Degree in Religion from Haverford College and an M.B.A. from Harvard Business School.

Mr. Friedman has executed an employment contract with the Company.  Under the agreement, Mr. Friedman is entitled to an annual salary of $360,000, subject to subsequent annual adjustment.  In addition, the Company will grant Mr. Friedman options to purchase 1,000,000 shares of Accellent Holdings Corp. common stock.  The options vest over a five-year term, and 500,000 of the options granted vest only if the Company achieves certain financial performance targets.  Mr. Friedman may also be eligible for an annual target bonus of 60% of his annual base salary (the “Annual Target Bonus”), prorated from the date of hire and based upon Mr. Friedman reaching individual and Company related performance milestones.  Mr. Friedman may also be eligible for bonuses in excess of the Annual Target Bonus for substantially exceeding the milestones set forth, as well as for other extraordinary performance.  Mr. Friedman is eligible to participate in all employee benefit programs.  The employment agreement also provides for reimbursement of reasonable and necessary relocation expenses.

A copy of the Company’s press release announcing Mr. Friedman’s appointment is attached to this current report as Exhibit 99.1 and is incorporated by reference herein.

A copy of the employment agreement between Mr. Friedman and the Company is attached to this current report as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                Description
99.1	Press release, dated September 4, 2007, announcing Mr. Friedman’s appointment as Chief Financial Officer, Executive Vice President and Treasurer

99.2	Employment Agreement between Jeremy A. Friedman and Accellent Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2007	ACCELLENT INC.

	By:	/s/ Kenneth W. Freeman
Name: Kenneth W. Freeman Title: Executive Chairman

EXHIBIT INDEX

Exhibit No.                                Description
99.1	Press release, dated September 4, 2007, announcing Mr. Friedman’s appointment as Chief Financial Officer, Executive Vice President and Treasurer

99.2	Employment Agreement between Jeremy A. Friedman and Accellent Inc.